Exhibit 99.1 FIRST INTERSTATE ACCELERATES STRATEGIC EXPANSION INTO GROWTH MARKETS OF THE PACIFIC NORTHWEST WITH ACQUISITIONS OF IDAHO INDEPENDENT BANK AND COMMUNITY 1ST BANK OCTOBER 11, 2018

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements include, but are not limited to, statements about (1) the benefits of the mergers between First Interstate BancSystem, Inc. (“First Interstate”) and Idaho Independent Bank (“IIBK”) and Community 1st Bank (“CMYF”), including anticipated future results, cost savings and accretion to reported earnings that may be realized from the mergers; (2) First Interstate, IIBK’s and CMYF’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (3) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of First Interstate, IIBK and CMYF may not be combined successfully, or such combination may take longer than expected; the cost savings from the mergers may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the mergers may be greater than expected; governmental approvals of the mergers may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the mergers or otherwise; the stockholders of IIBK and CMYF may fail to approve the merger; credit and interest rate risks associated with First Interstate’s, IIBK’s and CMYF ’s respective businesses; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in First Interstate’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transactions or other matters attributable to First Interstate, IIBK or CMYF or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, First Interstate, IIBK and CMYF do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made. 2

Important Additional Information This presentation is being made in respect of the proposed mergers between First Interstate and IIBK and First Interstate and CMYF. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, First Interstate intends to file registration statements on Form S-4 with the SEC, which will include a proxy statement for each IIBK and CMYF, and a prospectus of First Interstate, and First Interstate, IIBK and CMYF will file other documents regarding the proposed transactions with the SEC. Before making any voting or investment decision, investors and security holders of IIBK and CMYF are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transactions. The documents filed by First Interstate with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by First Interstate may be obtained free of charge at its website at www.fibk.com or by contacting First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59116, Attention: Marcy D. Mutch, Executive VP & CFO, telephone (406) 255-5390. First Interstate, IIBK and CMYF and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies of IIBK’s and CMYF ’s shareholders in connection with the proposed transactions. Information about the directors and executive officers of First Interstate and their ownership of First Interstate common stock is set forth in the proxy statement for First Interstate’s 2018 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 16, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed mergers when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 3

Transaction Highlights

Strategically Compelling	○ Continued geographic diversification into attractive, high growth markets in Pacific Northwest 　○ Strong Idaho presence in Boise and Coeur d'Alene 　○ Cohesive set of banking franchises with similar cultures due to the management, market and ownership ○ Strong deposit franchises with $725 million of 0.13% cost of deposits and 95% core deposits [1] ○ Additional scale and synergies will enhance First Interstate's earnings power ○ Increases the percentage of First Interstate's footprint operating in higher growth markets
Strong Transaction Economics	○ Financially attractive transaction on both a standalone and combined basis 　○ > 3%+ EPS accretion in first full year and beyond 　○ Tangible Book Value per share earnback of <2.0 years using crossover method 　○ 20%+ IRR ○ Significant core deposits and excess liquidity ○ Continued positive operating leverage with over $14 billion in assets pro forma ○ All metrics reported inclusive of impact of Durbin Amendment
Low Execution Risk	○ Strong understanding of markets, diversified lending products and approach to relationship banking ○ Similar credit cultures focused on conservative underwriting with high quality portfolios ○ Comprehensive due diligence process completed ○ Retention of key personnel

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1. *Core deposits for IIBK and CMYF excludes jumbo time deposits with balances greater than $100,000; For the quarter ended June 30, 2018.*

First Interstate BancSystem

Overview of Idaho Independent Bank & Community 1st Bank As of June 30, 2018 Idaho Independent Bank Overview Community 1st Bank Overview Headquarters Coeur d’Alene, Idaho Headquarters Post Falls, Idaho Footprint 11 branches Footprint 3 branches Assets $725 million Assets $129 million Gross Loans $362 million Gross Loans $78 million Deposits $610 million Deposits $116 million Total Equity $69 million Total Equity $13 million Regulatory Loan and Deposit Composition Regulatory Loan and Deposit Composition Farm / Ag Other Farm / AgOther CDs Consumer CDs 1-4 Family 0.3% 0.4% Consumer 3.7% 0.4% 2.4% 1.4% 1-4 Family 16.6% 14.6% Transaction 3.6% 15.0% 21.2% C&D C&D Multifamily 19.9% 19.4% Transaction 4.7% Multifamily 42.2% 9.1% Savings & MMDA Savings & MMDA 76.3% C&I C&I CRE 41.2% 22.6% 13.5% 39.5% CRE 31.6% Loans: $362mm Deposits: $610mm Deposits: $116mm Loans: $78mm Cost of Deposits: 0.34% Yield on Loans: 5.85% Cost of Deposits: 0.09% Yield on Loans: 5.86% 5 Financial data per SNL Financial for the quarter ended June 30, 2018

Attractive, Low Cost Pacific Northwest Deposit Markets IIBK and CMYF have strong market share in complementary Pacific Northwest markets FIBK (149) IIBK (11) CMYF (3) Top MSAs - Deposit Market Share Market Deposits Deposits % Proj. Market Growth IIBK Rank Branches ($mm) of PF Total 5-Year CAGR Boise City, ID 8 7 $391 2.8% 1.5% Coeur d'Alene, ID 6 2 $185 1.3% 1.4% Hailey, ID 8 1 $19 0.1% 0.7% CMYF Coeur d'Alene, ID 7 3 $116 0.8% 1.4% 6 Source: S&P Global Market Intelligence, FDIC deposit data as of June 30, 2018

Strong Pro Forma Idaho State Market Share

FIBK pro forma is the largest community bank in Boise and the second largest community bank in Coeur d'Alene

Market Rank	Company Name	Total Active Branches 2018	Total Deposits 2018 ($000)	Total Deposit Market Share 2018 (%)	YoY Deposit Growth 2018 (%)	5-Year Deposit CAGR 2018 (%)
1	Wells Fargo & Co.	76	5,627,304	21.70	0.23	4.14
2	U.S. Bancorp	96	4,668,227	18.01	5.04	6.00
3	KeyCorp	26	1,672,224	6.45	2.07	5.17
4	Zions Bancorp.	23	1,527,933	5.89	3.54	2.91
5	Glacier Bancorp Inc.	24	1,392,467	5.37	9.60	9.19
6	**Pro Forma FIBK / IIBK / CMYF**		**1,381,845**	**5.33**	**--**	**--**
6	D.L. Evans Bancorp	31	1,228,147	4.74	8.24	6.87
7	Bank of America Corp.	3	1,058,397	4.08	(5.62)	36.59
8	JPMorgan Chase & Co.	20	895,882	3.46	11.96	14.23
9	Bank of Commerce	15	879,024	3.39	4.19	4.41
10	Washington Federal Inc.	24	811,672	3.13	2.27	(10.41)
11	W.T.B. Financial Corp.	15	665,032	2.57	10.38	8.92
12	**First Interstate BancSystem Inc.**	**18**	**656,378**	**2.53**	**(10.05)**	**(2.90)**
13	**Idaho Independent Bank**	**11**	**609,941**	**2.35**	**10.19**	**9.66**
25	**Community 1st Bank**	**3**	**115,526**	**0.45**	**12.31**	**8.95**

Community Bank in Strong Economies

Spokane, WA and Coeur d'Alene, ID Markets

- Diverse economic region including strong corporate and government employers, and robust agriculture
- Spokane Region is the 5th largest aerospace cluster in the U.S.[1]

Greater Boise, ID Market

- Boise MSA is the third largest Metro in the Northwest
- Boise ranked #1 on Forbes' 2018 list of America's fastest-growing cities
- Government, education and healthcare remain core industries, with a large in-flow of technology companies joining the ranks of Hewlett-Packard and Micron Technologies

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Financial data per SNL Financial
1. *Greater Spokane Incorporated*
2. *Deposit data per FDIC as of June 30, 2018*

First Interstate BancSystem

Top Ranked Idaho Community Banking Franchise Pro Forma¹ Total Assets 500,008 725,016 129,800 1,354,824 Total Loans 479,565 362,049 78,283 919,897 Total Deposits 656,378 609,941 115,526 1,381,845 ID Deposit Market Share % 2.53% 2.35% 0.45% 5.33% Market Rank 12 13 25 6 o Moves First Interstate from #5 bank deposit market share to #3 bank deposit market share in Boise (Ada County) o Moves First Interstate from # 9 bank deposit market share to #4 bank deposit market share in Coeur d’Alene (Kootenai County) 8 Financial data per SNL Financial 1. Financial data as of June 30, 2018 and FIBK pro forma for NBCT acquisition. Combined pro forma column excludes growth and purchase-accounting adjustments.

Diverse, Low Risk Loan Portfolio
As of June 30, 2018

Loan Overview

- 9.4% / 9.1% CAGR since 2013 for IIBK and CMYF
- 86% / 63% of loans floating with Prime or LIBOR for IIBK and CMYF
- Expertise in business banking
- 42% / 38% Owner-Occupied CRE and C&I for IIBK and CMYF
- 0.26% / 0.00% NPAs / Total Assets ratio for IIBK and CMYF

Strong Loan Growth



$241,581
$266,052
$292,202
$324,659
$365,891
$361,798
CAGR: 9.4% IIBK / 9.1% CMYF
$52,803
$58,102
$64,876
$66,438
$76,236
$78,283
2013
2014
2015
2016
2017
2Q'18
CMYF
IIBK

First Interstate



Farm / Ag 5.5%
Other 2.5%
1-4 Family 19.3%
Consumer 12.4%
Multifamily 3.1%
C&D 9.4%
C&I 14.7%
CRE 33.2%

Total: $8,473mm
Yield on Loans: 4.89%

IIBK



Farm / Ag 3.7%
Consumer 3.6%
Other 0.4%
1-4 Family 14.6%
Multifamily 4.7%
C&D 19.9%
C&I 13.5%
CRE 39.5%

Total: $362mm
Yield on Loans: 5.85%

CMYF



Consumer 1.4%
Farm / Ag 0.3%
Other 0.4%
1-4 Family 15.0%
C&D 19.4%
Multifamily 9.1%
C&I 22.6%
CRE 31.6%

Total: $78mm
Yield on Loans: 5.86%

Pro Forma[1]



Farm / Ag 5.4%
Other 2.4%
1-4 Family 19.0%
Consumer 12.0%
Multifamily 3.2%
C&D 10.0%
C&I 14.7%
CRE 33.4%

Total: $8,913mm
Yield On Loans: 4.94%

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Financial data per SNL Financial
1. Pro forma as of 6/30/2018; FIBK pro forma for NBCT acquisition. Pro Forma excludes growth and purchase-accounting adjustments.
Note: Loan compositions reflect regulatory data as of June 30, 2018. CAGR calculated from 12/31/13 to 6/30/18

First Interstate BancSystem

Attractive Low Cost Deposit Base As of June 30, 2018 IIBK Deposit Overview CMYF Deposit Overview Cost of Deposits o 0.09% cost of deposits o 0.34% cost of deposits 0.34% 0.29% 0.28% o 21% transaction deposits o 42% transaction deposits 1 1 o ~99% core deposits o ~86% core deposits 0.09% FIBK IIBK CMYF Pro Forma First Interstate IIBK CMYF Pro Forma3 CDs CDs CDs 2.4% CDs Transaction 11.0% Transaction Transaction 16.6% 10.6% 17.7% 17.3% 21.2% Transaction 42.2% Savings & MMDA Savings & Savings & 76.3% MMDA MMDA Savings & 71.7% 41.2% MMDA 71.6% Total: $10,650mm Total: $610mm Total: $116mm Total: $11,376mm 10 1. Core deposits excludes jumbo time deposits with balances greater than $100,000. 2. Pro forma as of 6/31/2018; excludes growth and purchase-accounting adjustments. Note: Deposit compositions reflect regulatory data as of June 30, 2018 with FIBK pro forma for NBCT. Financial data per SNL Financial

Summary of Deal Terms

	IIBK	CMYF
Consideration and Deal Value[1]	○ 0.5 FIBK Class A common shares per IIBK share, or ~3.9mm FIBK shares in aggregate ○ Implied purchase price of $22.73 per share ○ $181.3mm in aggregate value	○ 0.3784 FIBK Class A common shares per CMYF share, or ~0.5mm FIBK shares in aggregate ○ Implied purchase price of $17.20 per share ○ $21.5mm in aggregate value
Standalone Pricing Ratios	○ 23.7x Price / MRQ Earnings Per Share ○ 9.8x Price / 2019E EPS (with cost synergies)[2] ○ 2.49x Tangible Book Value as of June 30, 2018 ○ 16.9% Core Deposit Premium [3]	○ 18.8x Price / MRQ Earnings Per Share ○ 7.2x Price / 2019E EPS (with cost synergies)[2] ○ 1.55x Tangible Book Value as of June 30, 2018 ○ 7.4% Core Deposit Premium [3]

Combined Metrics

Combined Pricing Ratios

- 22.7x Price / MRQ Earnings
- 2.39x Tangible Book Value
- 16.3% Core Deposit Premium [3]

Post-Merger Economic Ownership

- 93.3% FIBK / 6.0% IIBK / 0.7% CMYF

Required Approvals

- Customary regulatory approvals
- IIBK and CMYF shareholders

Anticipated Closing

- 2nd Quarter 2019

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1. *Implied purchase price and aggregate value based on FIBK closing price of $45.45 per share on October [5], 2018.*
2. *P / 2019E EPS multiples include 100% of Cost Savings*
3. *Core deposits excludes jumbo time deposits with balances greater than $100,000.*

First Interstate BancSystem

Consolidated Financial Impact Financial Impact and Assumptions

Consolidated Financial Impact to FIBK

EPS Accretion	~3.6% accretive to EPS in 2020
TBV Impact	~1.4% Tangible Book Value dilution per share <2.0 year Tangible Book Value earnback using crossover method
Internal Rate of Return	IIBK ~24% and CMYF ~31%
Projected Combined Pro Forma Capital Impact	Pro Forma TCE / TA of 8.5% Pro Forma Leverage Ratio of 9.4% Pro Forma Total Risk-Based Capital Ratio of 13.0%

Assumptions[1]

	IIBK	CMYF
Synergies	56% of IIBK's non-interest expense base 82% of branches within 1 mile No revenue synergies modeled	45% of CMYF's non-interest expense base 100% of branches within 5 miles No revenue synergies modeled
One-time Deal Costs	Restructuring charge of ~$16.9mm	Restructuring charge of ~$2.5mm
Fair Market Value and Accounting Adjustments	Total Loan Mark: $12.8mm Other Marks: $5.8mm (positive to equity) CDI: $14.9mm amortized using sum of years digits over 10 years	Total Loan Mark: $2.1 million Other Marks: $0.5mm (positive to equity) CDI: $2.4mm amortized using sum of years digits over 10 years
Durbin Impact	$0.6mm decrease in annual interchange revenue	Minimal impact from Durbin Amendment

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1. Pre-tax amounts.

First Interstate BancSystem

Comprehensive Due Diligence and Preparation Experienced And o First Interstate management and employees have significant acquisition and integration experience Disciplined o Five successful acquisitions in the last five years Acquisition And o Cascade acquisition already integrated and systems converted, Northwest Bancorporation, Inc. in Integration progress Approach o Integration planning and readiness underway o Comprehensive due diligence process o Extensive credit due diligence, including thorough loan file review and credit re-underwriting, significant local knowledge o Reviewed 69%/62% of Ag, Commercial and Commercial Real Estate loans of IIBK and CMYF Thorough o Reviewed 100% of criticized loans and 100% of OREO Due Diligence o Detailed review of cost structure and expected synergies Process o Identified cost savings opportunities o Conservative earnings expectations o Revenue synergies quantified but not included in model o Thorough review of all regulatory, compliance, legal and operational risks 13

Strengthens Outlook for First Interstate o Strong earnings contribution from IIBK and CMYF fully realized in 2020 o 3%+ Earnings Per Share accretion with conservative assumptions Benefits of o Transaction cost savings result in improved pro forma efficiency ratio Operating o Cross sell opportunities for Wealth Management services, commercial credit cards, indirect & SBA Leverage lending o Significant core deposit base and excess liquidity o Capitalize on First Interstate’s, IIBK’s and CMYF’s investment in people, processes and technology o Complements First Interstate’s existing footprint between the Mountain West and Pacific Northwest Strengthens o Ability to further leverage recent Northwest Bancorporation acquisition and legacy FIBK franchise Existing and o Further expands distribution network into diverse, high deposit growth markets in Pacific Northwest Opens New Markets o Significant opportunity for increased deposit gathering in new markets for Growth o Opportunity to accelerate growth o Geographic and loan portfolio diversification reduces balance sheet risk 14